                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): April 16, 1998


                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
(Exact names of registrants as specified in their governing respective documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 91.86% interest in the Operating Partnership (as of December 31, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

On April 16, 1998, the Company acquired title to 17 industrial properties, comprising 1,560,910 leaseable square feet, located in Bridgeport, New Jersey, (the "Pureland Properties"). The Company's Total Investment (as defined below) in these properties is anticipated to be approximately $81.7 million. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the Pureland Properties is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the Pureland Properties, included the historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.





-------------------------------
Statements contained in this report contain forward-looking statements with respect to estimates of Total Investment, pro forma financial information and their underlying assumptions. As such, these statements involve risks and uncertainties that could affect future results, and accordingly, such results may differ from those expressed herein. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities and rates.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Real Estate Operations
     Acquired

          Statement of Operating Revenues and Certain
          Operating Expenses for the Pureland Properties

             Report of Independent Auditors........................   4

             Statement of Operating Revenues and Certain
              Operating Expenses for the Pureland Properties
              for the year ended December 31, 1997.................   5

             Notes to the Statement of Operating Revenues and
              Certain Operating Expenses for the Pureland
              Properties for the year ended December 31, 1997......   6

(b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   8

             Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 1997....................................   9
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................  10
             Notes to Pro Forma Consolidated Financial Statements
              as of and for the year ended December 31, 1997.......  11

      Liberty Property Limited Partnership.........................  12

             Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 1997....................................  13
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................  14
             Notes to Pro Forma Consolidated Financial Statements
              as of and for the year ended December 31, 1997.......  15

Signatures.........................................................  16

(c)   Exhibits

         23    Consent of Fegley & Associates......................  17

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Pureland Properties, as defined in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Pureland Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Pureland Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
April 16, 1998

       STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES FOR THE PURELAND PROPERTIES FOR THE YEAR ENDED DECEMBER 31, 1997
                              (IN THOUSANDS)


                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1997
                                                            ------------

Operating revenues:

 Rental                                                       $  6,203

 Operating expense reimbursement                                   960
                                                              --------

 Total operating revenues                                        7,163
                                                              --------

Certain operating expenses:

  Rental property expenses                                         235

  Real estate taxes                                                760
                                                              --------

  Total certain operating expenses                                 995
                                                              --------

Operating revenues in excess of certain
   operating expenses                                         $  6,168
                                                              ========

The accompanying notes are an integral part of this statement.

               NOTES TO THE STATEMENT OF OPERATING REVENUES AND
            CERTAIN OPERATING EXPENSES FOR THE PURELAND PROPERTIES
                     FOR THE YEAR ENDED DECEMBER 31, 1997

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of the Pureland Properties. Liberty Property Trust (the "Company") owns an approximate 91.86% partners' interest in the Operating Partnership (as of December 31, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
510 Heron Drive             Bridgeport, NJ          Flex building
                                                     125,284 square feet

602 Heron Drive             Bridgeport, NJ          Flex building
                                                     26,450 square feet

405 Heron Drive             Bridgeport, NJ          Industrial building
                                                     254,250 square feet

250 High Hill Road          Bridgeport, NJ          Industrial building
                                                     55,040 square feet

508 Center Square Road      Bridgeport, NJ          Industrial building
                                                     80,300 square feet

100 Eagle Court             Bridgeport, NJ          Industrial building
                                                     38,400 square feet

3 Mallard Court             Bridgeport, NJ          Industrial building
                                                     61,700 square feet

515 Heron Drive             Bridgeport, NJ          Industrial building
                                                     61,500 square feet

605 Heron Drive             Bridgeport, NJ          Industrial building
                                                     25,106 square feet

625 Heron Drive             Bridgeport, NJ          Industrial building
                                                     15,935 square feet

522 Pedericktown Road       Bridgeport, NJ          Industrial building
                                                     32,000 square feet

530 Pedericktown Road       Bridgeport, NJ          Industrial building
                                                     48,000 square feet

540 Pedericktown Road       Bridgeport, NJ          Industrial building
                                                     108,000 square feet

230 High Hill Road          Bridgeport, NJ          Industrial building
                                                     230,672 square feet

500 Center Square Road      Bridgeport, NJ          Industrial building
                                                     246,091 square feet

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------
300 Eagle Court             Bridgeport, NJ          Industrial building
                                                     100,932 square feet

730 Cardinal Drive          Bridgeport, NJ          Industrial building
                                                     51,250 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Pureland Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Pureland Properties.

The Pureland Properties consists of commercial industrial and flex space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Pureland Properties under non-cancellable operating leases as of December 31, 1997 are as follows (in thousands):

                1998                         $ 7,626
                1999                           6,694
                2000                           6,013
                2001                           3,938
                2002                           1,781
                Thereafter                     2,650
                                             --------
                Total                        $28,702
                                             ========

                            LIBERTY PROPERTY TRUST

                  PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1997 reflects the incremental effect of the Pureland Properties described in Item 5 as if the acquisition had occurred on December 31, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1997 reflects the incremental effect of the Pureland Properties, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Pureland Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Pureland Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1997
                        (UNAUDITED, IN THOUSANDS)
                                                                      LIBERTY
                                                                      PROPERTY
                                   HISTORICAL     THE PURELAND         TRUST
                                      (F1)         PROPERTIES      CONSOLIDATED
                                   ----------     ------------     ------------
ASSETS:
Investment in real estate, net     $1,947,026   $  81,693   (F2)   $2,028,719
Cash and cash equivalents              55,079           -              55,079
Deferred financing and
 leasing costs, net                    32,536           -              32,536
Other assets                           59,696           -              59,696
                                   ----------   -----------        -----------

   Total assets                    $2,094,337   $  81,693          $2,176,030
                                   ==========   ===========        ===========

LIABILITIES:
Mortgage loans                     $  363,591   $       -          $  363,591
Unsecured notes                       350,000           -             350,000
Credit facility                       135,000      81,693   (F3)      216,693
Convertible debentures                111,543           -             111,543
Other liabilities                      93,930           -              93,930
                                   ----------   -----------        -----------

   Total liabilities                1,054,064      81,693           1,135,757
                                   ----------   -----------        -----------

MINORITY INTEREST                      84,678           -              84,678

SHAREHOLDERS' EQUITY:
Series A preferred shares             120,814           -             120,814
Common shares                              53           -                  53
Additional paid-in capital            846,949           -             846,949
Unearned compensation                    (985)          -                (985)
Dividends in excess of net income     (11,236)          -             (11,236)
                                   ----------   -----------        -----------

     Total shareholders' equity       955,595           -             955,595
                                   ----------   -----------        -----------

     Total liabilities and
      shareholders' equity         $2,094,337   $  81,693          $2,176,030
                                   ==========   ===========        ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                   (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                            LIBERTY
                                        THE PURELAND      PRO              PROPERTY
                           HISTORICAL    PROPERTIES      FORMA              TRUST
                              (F1)         (F4)        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $  6,203                           $176,062
Operating expense reim-
 bursement                     55,502        960                             56,462
Management fees                   673          -                                673
Interest and other              6,483          -                              6,483
                           ----------   ---------                        -----------
Total revenue                 232,517      7,163                            239,680
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       43,118        235                             43,353
Real estate taxes              17,961        760                             18,721
General and administrative     10,650          -                             10,650
Depreciation and amorti-
 zation                        40,752          -        $ 2,042  (F5)        42,794
                           ----------   ---------      ---------         -----------

Total operating expenses      112,481        995          2,042             115,518
                           ----------   ---------      ---------         -----------

Operating income              120,036      6,168         (2,042)            124,162

Premium on debenture
  conversion                       98          -             -                   98

Interest expense               53,888          -          5,792  (F6)        59,680
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             66,050      6,168         (7,834)             64,384

Minority interest               5,606        559           (711) (F7)         5,454
                           ----------   ---------      ---------         -----------

Net income (loss)              60,444      5,609         (7,123)             58,930  (F8)

Preferred dividend              4,247          -             -                4,247
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   56,197   $  5,609       $ (7,123)         $   54,683
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     1.39                                    $     1.35
                           ==========                                    ===========
Income per common
 share - diluted           $     1.38                                    $     1.34
                           ==========                                    ==========

Weighted average number
 of common shares out-
 standing - basic              40,493                                        40,493
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            40,806                                        40,806
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


(F1) Reflects historical financial information of the Company as of December 31, 1997 and for the year ended December 31, 1997.

(F2)  Reflects the Total Investment in the Pureland Properties.

(F3) Reflects the use of $81,693 from the credit facility to finance the Total Investment in the Pureland Properties.

(F4) Reflects incremental addition of revenues and certain expenses of the Pureland Properties in order to reflect a full year of operations for the acquisition.

(F5) Reflects incremental depreciation of the Pureland Properties based on asset lives of 40 years.

(F6) Reflects an incremental increase in interest expense from the assumed borrowings of $81,693 on the credit facility to fund the purchase of Pureland Park.

(F7) Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating Partnership of approximately 9.07%.

(F8) The Company's pro forma taxable income for the year ended December 31, 1997 is approximately $45,563 which has been calculated as pro forma income from operations of approximately $58,930 plus GAAP depreciation and amortization of $42,794 less tax basis depreciation and amortization and other tax differences of approximately $56,161.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of December 31, 1997 reflects the incremental effect of the Pureland Properties described in Item 5 as if the acquisition had occurred on December 31, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the year ended December 31, 1997 reflects the incremental effect of the Pureland Properties, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Pureland Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Pureland Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

               LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1997
                       (UNAUDITED, IN THOUSANDS)
                                                                    LIBERTY
                                                                    PROPERTY
                                                                    LIMITED
                                   HISTORICAL    THE PURELAND      PARTNERSHIP
                                      (F1)        PROPERTIES      CONSOLIDATED
                                   ----------   -------------     ------------
ASSETS:
Investment in real estate, net     $1,947,026   $  81,693   (F2)   $2,028,719
Cash and cash equivalents              55,079           -              55,079
Deferred financing and
 leasing costs, net                    32,536           -              32,536
Other assets                           59,696           -              59,696
                                   ----------   -----------       -----------

   Total assets                    $2,094,337   $  81,693          $2,176,030
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  363,591   $       -          $  363,591
Unsecured notes                       350,000           -             350,000
Credit facility                       135,000      81,693   (F3)      216,693
Convertible debentures                111,543           -             111,543
Other liabilities                      93,930           -              93,930
                                   ----------   -----------       -----------

   Total liabilities                1,054,064      81,693           1,135,757
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity              955,595           -             955,595
Limited partners' equity               84,678           -              84,678
                                   ----------   -----------       -----------

     Total owners' equity           1,040,273           -           1,040,273
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $2,094,337   $  81,693          $2,176,030
                                   ==========   ===========       ===========

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                          LIBERTY
                                                                          PROPERTY
                                        THE PURELAND      PRO              LIMITED
                           HISTORICAL    PROPERTIES      FORMA           PARTNERSHIP
                              (F1)         (F4)       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $  6,203                          $  176,062
Operating expense reim-
 bursement                     55,502        960                              56,462
Management fees                   673          -                                 673
Interest and other              6,483          -                               6,483
                           ----------   ---------                        ------------
Total revenue                 232,517      7,163                             239,680
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       43,118        235                              43,353
Real estate taxes              17,961        760                              18,721
General and administrative     10,650          -                              10,650
Depreciation and amorti-
 zation                        40,752          -      $  2,042    (F5)        42,794
                           ----------   ---------     ----------         ------------

Total operating expenses      112,481        995         2,042               115,518
                           ----------   ---------     ----------         ------------

Operating income              120,036      6,168        (2,042)              124,162

Premium on debenture
  conversion                       98          -              -                   98

Interest expense               53,888          -         5,792    (F6)        59,680
                           ----------   ---------     ----------         ------------

Net income (loss)          $   66,050   $  6,168      $ (7,834)          $    64,384
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   60,444   $  5,609      $ (7,123)          $    58,930

Net income (loss)
 allocated to limited
 partners                       5,606        559          (711)   (F7)         5,454
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)


(F1) Reflects historical financial information of the Company as of December 31, 1997 and for the year ended December 31, 1997.

(F2)  Reflects the Total Investment in the Pureland Properties.

(F3) Reflects the use of $81,693 from the credit facility to finance the Total Investment in the Pureland Properties.

(F4) Reflects the incremental addition of revenues and certain expenses of the Pureland Properties in order to reflect a full year of operations for the acquisition.

(F5) Reflects incremental depreciation of the Pureland Properties based on asset lives of 40 years.

(F6) Reflects an incremental increase in interest expense from the assumed borrowings of $81,693 on the credit facility to fund the purchase of the Pureland Properties.

(F7) Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.07%.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  April 16, 1998          BY:  /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  April 16, 1998          BY: /s/ WILLARD G. ROUSE III
                                ----------------------------------------
                                NAME:   Willard G. Rouse III
                                TITLE:  Chief Executive Officer